Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLMA, VG Funding and SLM ELC by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was fully disbursed;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2023, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,703,908 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 5 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$507,117,049
Aggregate Outstanding Principal Balance – Treasury Bill	$78,242,251
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	15.43%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$428,874,798
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	84.57%
Number of Borrowers	12,838
Average Outstanding Principal Balance Per Borrower	$39,501
Number of Loans	22,494
Average Outstanding Principal Balance Per Loan – Treasury Bill	$46,490
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$20,608
Weighted Average Remaining Term to Scheduled Maturity	182 months
Weighted Average Annual Interest Rate	4.86%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	3,991	$61,953,249	12.2%
3.01% to 3.50%	4,998	77,803,898	15.3
3.51% to 4.00%	4,965	99,373,250	19.6
4.01% to 4.50%	4,743	103,224,926	20.4
4.51% to 5.00%	768	22,270,457	4.4
5.01% to 5.50%	316	11,092,104	2.2
5.51% to 6.00%	267	10,280,120	2.0
6.01% to 6.50%	231	10,098,966	2.0
6.51% to 7.00%	256	10,528,668	2.1
7.01% to 7.50%	212	7,872,653	1.6
7.51% to 8.00%	686	31,160,258	6.1
8.01% to 8.50%	488	21,844,980	4.3
Equal to or greater than 8.51%	573	39,613,520	7.8

Total	22,494	$507,117,049	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,919	$4,397,939	0.9%
$ 5,000.00-$ 9,999.99	1,537	11,556,021	2.3
$10,000.00-$14,999.99	1,376	17,127,113	3.4
$15,000.00-$19,999.99	1,171	20,361,872	4.0
$20,000.00-$24,999.99	943	21,145,527	4.2
$25,000.00-$29,999.99	804	22,046,362	4.3
$30,000.00-$34,999.99	663	21,549,756	4.2
$35,000.00-$39,999.99	515	19,271,737	3.8
$40,000.00-$44,999.99	461	19,525,023	3.9
$45,000.00-$49,999.99	379	17,995,662	3.5
$50,000.00-$54,999.99	351	18,362,843	3.6
$55,000.00-$59,999.99	285	16,339,778	3.2
$60,000.00-$64,999.99	261	16,257,024	3.2
$65,000.00-$69,999.99	238	16,063,455	3.2
$70,000.00-$74,999.99	147	10,654,628	2.1
$75,000.00-$79,999.99	158	12,222,246	2.4
$80,000.00-$84,999.99	170	14,035,832	2.8
$85,000.00-$89,999.99	125	10,942,027	2.2
$90,000.00-$94,999.99	111	10,251,722	2.0
$95,000.00-$99,999.99	89	8,660,461	1.7
$100,000.00 and above	1,135	198,350,020	39.1

Total	12,838	$507,117,049	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	21,188	$462,262,238	91.2%
31-60 days	435	13,045,839	2.6
61-90 days	283	10,548,530	2.1
91-120 days	132	5,766,439	1.1
121-150 days	106	4,530,307	0.9
151-180 days	55	1,798,988	0.4
181-210 days	37	1,998,283	0.4
Greater than 210 days	258	7,166,425	1.4

Total	22,494	$507,117,049	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	54	$23,880	*
4 to 12	849	797,487	0.2%
13 to 24	1,223	2,402,143	0.5
25 to 36	883	3,313,996	0.7
37 to 48	746	4,331,711	0.9
49 to 60	606	4,688,289	0.9
61 to 72	1,651	11,562,362	2.3
73 to 84	1,805	15,331,314	3.0
85 to 96	967	10,436,914	2.1
97 to 108	792	10,727,196	2.1
109 to 120	735	12,417,225	2.4
121 to 132	2,265	43,242,554	8.5
133 to 144	2,885	64,015,149	12.6
145 to 156	1,410	40,588,449	8.0
157 to 168	1,191	40,792,539	8.0
169 to 180	879	33,214,798	6.5
181 to 192	621	24,785,174	4.9
193 to 204	603	26,346,478	5.2
205 to 216	437	21,079,563	4.2
217 to 228	298	14,539,703	2.9
229 to 240	244	12,799,105	2.5
241 to 252	220	12,635,984	2.5
253 to 264	129	6,351,505	1.3
265 to 276	108	6,034,215	1.2
277 to 288	130	8,873,937	1.7
289 to 300	204	20,797,288	4.1
301 to 312	365	35,683,459	7.0
313 to 324	36	3,533,746	0.7
325 to 336	27	2,179,877	0.4
337 to 348	19	1,443,904	0.3
349 to 360	68	7,648,545	1.5
361 and above	44	4,498,560	0.9

Total	22,494	$507,117,049	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	475	$14,727,585	2.9%
Forbearance	1,488	55,462,624	10.9
Repayment
First year in repayment	163	11,253,280	2.2
Second year in repayment	163	8,872,333	1.7
Third year in repayment	179	10,201,432	2.0
More than 3 years in repayment	20,026	406,599,794	80.2

Total	22,494	$507,117,049	100.0%

(1) Of the trust student loans in forbearance status, approximately 108 loans with an aggregate outstanding principal balance of $3,235,313, representing 0.64% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 147.6 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	18.2	-	228.5
Forbearance	-	11.4	206.8
Repayment	-	-	175.1

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $14,727,585 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $11,056,415 or approximately 75.1% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	201	$6,851,599	1.4%
Alaska	33	885,112	0.2
Arizona	559	13,987,726	2.8
Arkansas	105	2,492,879	0.5
California	2,672	61,987,721	12.2
Colorado	310	7,866,563	1.6
Connecticut	367	6,326,674	1.2
Delaware	60	1,615,074	0.3
District of Columbia	94	2,042,073	0.4
Florida	1,782	45,962,901	9.1
Georgia	770	24,643,706	4.9
Hawaii	114	2,642,774	0.5
Idaho	82	2,730,821	0.5
Illinois	875	17,378,897	3.4
Indiana	576	11,659,307	2.3
Iowa	73	1,185,953	0.2
Kansas	420	6,887,161	1.4
Kentucky	144	3,480,271	0.7
Louisiana	633	15,365,176	3.0
Maine	69	1,624,423	0.3
Maryland	625	14,502,478	2.9
Massachusetts	771	12,702,447	2.5
Michigan	416	10,475,771	2.1
Minnesota	267	5,493,947	1.1
Mississippi	167	3,960,317	0.8
Missouri	459	8,864,668	1.7
Montana	33	804,348	0.2
Nebraska	55	2,005,993	0.4
Nevada	190	5,316,869	1.0
New Hampshire	115	2,088,839	0.4
New Jersey	689	13,972,087	2.8
New Mexico	76	1,773,130	0.3
New York	1,536	33,694,501	6.6
North Carolina	462	8,994,786	1.8
North Dakota	13	205,835	*
Ohio	658	14,319,213	2.8
Oklahoma	430	8,863,855	1.7
Oregon	329	6,147,528	1.2
Pennsylvania	849	15,337,494	3.0
Rhode Island	55	1,500,196	0.3
South Carolina	225	6,579,488	1.3
South Dakota	26	611,890	0.1
Tennessee	314	6,487,932	1.3
Texas	1,892	43,812,088	8.6
Utah	76	1,824,236	0.4
Vermont	18	410,525	0.1
Virginia	606	12,528,531	2.5
Washington	591	11,396,596	2.2
West Virginia	110	2,119,157	0.4
Wisconsin	231	5,567,438	1.1
Wyoming	15	1,104,504	0.2
Other	256	6,033,555	1.2

Total	22,494	$507,117,049	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	10,940	$198,463,379	39.1%
Other Repayment Options(1)	8,922	187,406,801	37.0
Income-driven Repayment(2)	2,632	121,246,869	23.9

Total	22,494	$507,117,049	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 168 loans with an aggregate outstanding principal balance of $8,742,549 currently in an interest-only period.  These interest-only loans represent approximately 1.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	10,703	$188,660,682	37.2%
Unsubsidized	11,791	318,456,367	62.8

Total	22,494	$507,117,049	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	97	$6,287,157	1.2%
October 1, 1993 through June 30, 2006	22,397	500,829,891	98.8
July 1, 2006 and later	0	0	0.0

Total	22,494	$507,117,049	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,038	$17,004,166	3.4%
College Assist	12	925,882	0.2
Educational Credit Management Corporation	1,398	31,243,119	6.2
Florida Off Of Student Fin'l Assistance	368	5,569,086	1.1
Great Lakes Higher Education Corporation	11,537	284,406,741	56.1
Kentucky Higher Educ. Asst. Auth.	835	13,641,897	2.7
Michigan Guaranty Agency	221	4,788,579	0.9
Nebraska National Student Loan Program	2	38,329	*
Oklahoma Guaranteed Stud Loan Prog	444	8,993,267	1.8
Pennsylvania Higher Education Assistance Agency	2,286	42,809,676	8.4
Texas Guaranteed Student Loan Corp	4,353	97,696,307	19.3
Total	22,494	$507,117,049	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.